Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Elephant Talk Communications, Inc. and its subsidiaries (the “Company"), for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Russelle Choi, President & Chief Executive Officer of the Company, and Manu Ohri, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated May 19, 2006	/s/ Russelle Choi
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Russelle Choi
President & Chief Executive Officer

Dated May 19, 2006	/s/ Manu Ohri
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Manu Ohri
Chief Financial Officer